Exhibit 99.1

FORM OF COMPANY SUPPORT AGREEMENT

     This Company Support Agreement (this “Agreement”) is made and entered into as of December            , 2004, between @Road, Inc., a Delaware corporation (“Purchaser”), and the undersigned shareholder and/or optionholder (“Holder”) of Vidus Limited, a company registered in England and Wales (the “Company”).

RECITALS

     Pursuant to an Acquisition Agreement dated as of December    , 2004 (the “Acquisition Agreement”) by and among Purchaser, the Company and NV Partners III-BT L.P., it is proposed that Purchaser shall make an Offer within the meaning set forth in the Acquisition Agreement. Concurrently with the execution and delivery of the Acquisition Agreement and in consideration of the promise of the Purchaser to make the Offer, Purchaser has required that Holder enter into this Agreement. The Holder is the registered owner of: (1) such number of issued Company Common Shares (the “Shares”) and (2) such number of options to subscribe for Company Common Shares, each as is indicated beneath Holder’s signature on the last page of this Agreement. Terms used herein and not defined herein shall have the meaning set forth in the Acquisition Agreement.

AGREEMENT

     The parties agree as follows:

     1. Agreement to Retain Shares.

         (a) Transfer and Encumbrance.

      Except as contemplated by the Acquisition Agreement, and except as provided in Sections 1(b) and 2 below, during the period beginning on the date hereof and ending on the earlier to occur of (i) the Closing Date, and (ii) the Expiration Date (as defined below), Holder agrees not to, directly or indirectly, (x) transfer (except as may be specifically required by court order), sell, exchange, tender, pledge, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) or encumber the Shares or any New Shares (as defined below), enter into any short sale with respect to the Shares or any New Shares, enter into or acquire an offsetting derivative contract with respect to such Shares or any New Shares, enter into or acquire a futures or forward contract to deliver such Shares or any New Shares or enter into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of the Shares or any New Shares, or to, directly or indirectly, make any offer or agreement relating thereto, (y) grant any proxies or powers of attorney, deposit any of such Shares or New Shares into a voting trust or enter into a voting agreement with respect to any of such Shares or New Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (y), or (z) take any action that could reasonably be expected to have the effect of preventing or disabling Holder from performing Holder’s obligations under this Agreement, and Holder warrants that it has not agreed to carry out any of the foregoing matters in relation to the Shares or any New Shares. As used herein, the term “Expiration Date” shall mean the date of termination of the Acquisition Agreement in accordance with the terms and provisions thereof.

         (b) Permitted Transfers. Section 1(a) shall not prohibit a transfer of Shares or New Shares by Holder, and Holder may transfer Shares or New Shares (i) to any member of Holder’s immediate family, or to a trust for the benefit of Holder or any member of Holder’s immediate family, (ii) to an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act that is an affiliate of the Holder or (iii) upon the death of Holder, provided, however, that any such transfer pursuant to this Section 1(b) shall be permitted only if, as a precondition to such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

         (c) New Shares. Holder agrees that any shares of capital stock or interests in shares or other securities of the Company that Holder purchases or with respect to which Holder otherwise acquires registered or beneficial ownership after the date of this Agreement and prior to the earlier to occur of (i) the Closing Date and (ii) the Expiration Date (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2. Irrevocable Undertaking to Accept Offer.

      In consideration of the promise by the Purchaser to make the Offer, Holder hereby irrevocably undertakes, represents and warrants to Purchaser that Holder shall accept or procure acceptance of the Offer in accordance with its terms, in respect of the Shares held or owned by Holder, by not later than 5:00 p.m. London time on the tenth Business Day after the making of the Offer or, in respect of the New Shares resulting from the exercise of options, at the time such options are exercised, and in each case forward or procure that there is forwarded with such acceptance the share certificates or other documents of title in respect of the Shares in accordance with the terms of the Offer. Holder shall not withdraw Holder’s acceptance and shall procure that Holder’s acceptance is not withdrawn in respect of all or any of the Shares held or owned by Holder; [provided, however that in the event that at any time acceptances have been received by Purchaser in respect of all of the issued Company Common Shares, Holder shall immediately when instructed by Purchaser, and it shall not be a breach of this Agreement for Holder to, withdraw its acceptance in respect of one (and only one) of the Shares held by Holder].1 Until the earlier of the Closing Date or the Expiration Date, Holder shall not accept or solicit any exchange offer or takeover offer commenced by a third party other than Purchaser or any Subsidiary of Purchaser with respect to the Shares.

     3. Holder Representations; Restrictions on Transfer; Legends.

      Holder represents, warrants and covenants to Purchaser that in the event Holder receives any Consideration Stock upon consummation of the Offer:

         (a) Holder shall not make any sale, transfer or other disposition of the Consideration Stock in violation of the Securities Act.

         (b) Holder has carefully read this Agreement and discussed the requirements of this Agreement and other applicable limitations upon Holder’s ability to sell, transfer or otherwise dispose of Consideration Stock received in exchange for the Shares, to the extent Holder has felt necessary, with Holder’s counsel.

         (c) Holder has been advised that the issuance of Consideration Stock in connection with the Offer will be made in reliance upon an exception to the registration requirements under the Securities Act.

[1] Language to be included in the Company Support Agreement of one shareholder only to preserve the statutory compulsory acquisition right of Purchaser.

Consequently, Holder understands and agrees that stop transfer instructions will be given to Purchaser’s transfer agent with respect to the Consideration Stock issued to Holder and that there will be placed on the certificates for the Consideration Stock issued to Holder, or any substitutions therefor, a legend stating in substance: “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION.”2 “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.’3

     4. Representations, Warranties and Covenants of Holder.

      Holder hereby represents, warrants and covenants to Purchaser that Holder (i) is the registered owner and, as set forth on the signature page, beneficial owner, of the Shares and options to purchase Company Common Shares, if any, indicated below Holder’s signature on the signature page to this Agreement, which at the date of this Agreement and at all times up until the earlier to occur of (A) the Closing Date, and (B) the Expiration Date, are, and will be, free and clear of any liens, claims, options, charges or other encumbrances, and (ii) is not the registered owner of any shares, options or other securities in, or convertible into, share capital of the Company, other than the Shares and the options to purchase Company Common Shares, if any, indicated below Holder’s signature on the last page of this Agreement. Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

     5. Further Assurances.

      Each party hereto shall perform such further acts and execute such further documents and instruments as may reasonably be required by the other to carry out and give effect to the provisions of this Agreement.

     6. Consent and Waiver.

      Holder hereby gives any consents or waivers that are reasonably required for the consummation of the Offer under the terms of any agreement to which Holder is a party or pursuant to any rights Holder may have.

     7. Fiduciary Duties.

[2] This legend to be included on Consideration Stock to be issued to US holders.

[3] This legend to be included on Consideration Stock to be issued to non-US holders.

      Notwithstanding anything in this Agreement to the contrary: (i) Holder makes no agreement or understanding herein in any capacity other than in Holder’s capacity as a registered owner of the Shares and, to the extent applicable, any New Shares, (ii) nothing in this Agreement shall be construed to limit or affect any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company’s Board of Directors acting in such person’s capacity as a director or fiduciary of the Company, and (iii) Holder shall have no liability to Purchaser or any its affiliates under this Agreement as a result of any action or inaction by Holder, or any officer, partner, member or employee, as applicable, of Holder, serving on the Company’s Board of Directors acting in such person’s capacity as a director or fiduciary of the Company.

     8. Miscellaneous.

         (a) Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 8(a) shall be binding upon the parties and their respective successors and assigns.

         (b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

         (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (e) Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (i) when delivered by hand; (ii) on the day sent by facsimile, provided that the sender has received confirmation of transmission as of or prior to 5:00 p.m. local time of the recipient, on such day; (iii) the first Business Day after sent by facsimile (to the extent that (A) the sender has received confirmation of transmission after 5:00 p.m. local time of the recipient on the day sent by facsimile, or (B) notice is sent on a day that is not a Business Day); or (iv) the third Business Day after sent by registered mail or by courier or express delivery service, in each case to the address or facsimile number set forth on the signature page to this Agreement beneath the name of such party, or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto).

         (f) Severability. If one or more provisions of this Agreement are held to be invalid or unenforceable under the applicable law of any jurisdiction, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be valid and enforceable in accordance with its terms. Each provision of this Agreement is separable from any other provisions of this Agreement, and each part of each provision of this Agreement is severable from every other part of such provision.

         (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause Purchaser to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach Purchaser shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

         (h) Disclosure. Holder hereby agrees to permit Purchaser and the Company to publish and disclose in the document by which the Offer will be made, and in any press release or other disclosure document in which Purchaser or the Company reasonably determines in its good faith judgment that such disclosure is required by law, including the rules and regulations of the SEC, the Financial Services and Markets Act 2000 and the Companies Act 1985 (as amended), as appropriate, in connection with the Offer and any transactions related thereto, such Holder’s identity and ownership of the Shares and New Shares and the nature of the commitments, arrangements and undertakings under this Agreement.

[signature page follows]

     The parties have caused this Agreement to be duly executed on the date first above written.

@ROAD, INC.

By:

Name:

Title:

Address:

Attention:
Facsimile No.

HOLDER

By:

[Name]

Holder’s Address for Notice:

Attention:
Facsimile No.:

Shares owned of record:	Beneficially owned shares:

Class of Shares	Number	Class of Shares	Number
Company Common Shares		Company Common Shares
Options to Purchase		Options to Purchase
Company Common Shares		Company Common Shares

CONSENT OF SPOUSE

[To be executed where relevant.]

     The undersigned is the spouse of [                   ], the Holder (as such term is defined in the Company Support Agreement) in the foregoing Company Support Agreement dated as of                    , 2004 (the “Company Support Agreement”) between [Purchaser] and Holder. Capitalized terms used herein and not defined herein have the meaning set forth in the Company Support Agreement.

     I hereby acknowledge that I have carefully reviewed the Company Support Agreement and such other documents as I have deemed appropriate. I have discussed the contents of the Company Support Agreement, to the extent I felt necessary, with my legal counsel. I understand fully the transactions described in the Company Support Agreement, and I hereby approve of and consent to all such transactions. I am aware that by the provisions of the Company Support Agreement, my spouse agrees, among other things, to vote all of the outstanding shares of Company capital stock that he or she now owns or hereafter acquires, including my community property interest therein, if any, in accordance with the Company Support Agreement, and that my spouse agrees, among other things, to certain matters related to the control and disposition of Company capital stock. I hereby agree, on behalf of myself and all persons who may claim on my behalf, that prior to fulfillment of all of my spouse’s obligations under the Company Support Agreement in accordance with the terms and provisions of the Company Support Agreement, upon any legal separation from or dissolution of my marriage to my present spouse, or upon the death of my spouse, any transferee of Company capital stock upon the partition of my or my spouse’s community property interest in the Company capital stock, shall, as a precondition to such transfer, agree in writing to be bound by all of the terms of the Company Support Agreement.

EXECUTED this day of , 2004